The Sentinel Funds

Supplement dated June 29, 2007 to the
Statement of Additional Information dated May 4, 2007

Effective August 28, 2007, the information under “Selective Disclosure of Portfolio Holdings” starting on page 39 is amended to indicate that portfolio holdings previously provided at least 30 days later than the date of such information may be provided at least 15 days later than the date of such information, except that for the Small Company Fund portfolio holdings other than the top ten holdings shall be at least 30 days later than the date of such information.

The information under “The Distribution Plans” starting on page 42 is deleted and replaced with the following:

The Company has adopted several plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Funds’ Class A (except the U.S. Treasury Money Market Fund), Class B, Class C, Class D and Class S shares, which have been and may be amended from time to time. In all cases, the Plans reimburse SFSC for expenses actually incurred.

Each Fund (except for the U.S. Treasury Money Market Fund) paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 2006. Information for the Georgia Municipal Bond and Mid Cap Value Funds is not provided because those Funds began operations on May 4, 2007.

	Service
	Fees Paid	Recovery	Salaries	Occupancy	Total	Total
	to	Of Prepaid	and	& Other	Sales	Travel &
Fund	Intermediaries	Sales Comm.	Benefits	Expenses	Promotion	Entertainment	Totals[1]
Balanced	$559,870	$180,148	$372,407	$73,277	$314,258	$82,886	$1,137,155
Capital Growth	128,846	-	109,270	23,559	96,729	26,649	277,461
Common Stock	2,063,990	274,546	1,202,878	291,847	1,192,410	330,117	3,860,391
Conservative
Allocation	149,624	69,938	82,461	15,436	65,725	17,460	314,517
Government
Securities	200,305	-	366,741	52,335	218,575	59,197	410,772
Growth Leaders	10,000	-	28,163	1,547	7,049	1,750	19,845
High Yield
Bond	181,496	92,491	121,566	24,357	104,954	27,551	409,244
International
Equity	291,888	64,904	245,702	38,372	168,349	43,403	572,587
Mid Cap
Growth	379,622	101,564	229,413	45,275	204,027	51,212	709,594
Short Maturity
Government	678,696	-	449,345	60,985	250,426	68,982	786,544
Small Company	3,725,322	744,886	2,582,922	376,023	1,583,453	425,331	6,548,469
Totals	8,369,658	1,528,477	5,790,868	1,003,013	4,205,954	1,134,539	15,046,578

1This represents the total payment by each Fund, which was less than the sum of all expenses because total expenses exceeded the maximum 12b-1 fee reimbursement. Total expenses were $6,985,932 greater than the maximum allowed reimbursement.

Under the Plans applicable to Class A shares of the Funds, it is expected that the amounts payable to SFSC will be equal to (a) 0.30% of average daily net assets in the case of the Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap Growth, Mid Cap Value and Small Company Funds, (b) 0.20% of average daily net assets in the case of the Georgia Municipal Bond, Government Securities and High Yield Bond Funds, or (c) 0.25% of average daily net assets in the case of the Short Maturity Government Fund. No fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

Under these Plans, SFSC may be reimbursed for distribution and service fees paid to financial intermediaries; salaries and expenses of the SFSC’s wholesale sales force and SFSC’s home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of the Company's shares to the public; expenses incurred in advertising, promoting and selling shares of the Company to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Company, and any supplement thereto used in connection with the offering of the Company’s shares to the public; and expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders.

Under the Plan applicable to the Class B shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds. SFSC will use such payments to recoup service fees with respect to Class B Classes paid to financial intermediaries; front-end sales commissions paid by SFSC to financial intermediaries, together with the costs of financing such payments incurred by SFSC, except to the extent such costs are recovered through contingent deferred sales charges collected by the Distributor; salaries and expenses of SFSC’s wholesale sales force, and SFSC’s home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of Class B Classes to the public; expenses incurred in advertising, promoting and selling shares of Class B Classes to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Company, and any supplement thereto used in connection with the offering of the Company’s Class B shares to the public; expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders, and (j) expenses incurred for state “blue sky” registration fees for the first year of operations of a new Fund.

Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup service and distribution fees with respect to Class C Classes paid to financial intermediaries; front-end sales commissions paid by SFSC to financial intermediaries, together with the costs of financing such payments incurred SFSC, except to the extent such costs are recovered through contingent deferred sales charges collected by SFSC; and expenses incurred for state “blue sky” registration fees for the first year of operations of a series of Class C shares of a Fund.

Under the Plan applicable to the Class D shares of the Balanced Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class D shares of the Balanced Fund. SFSC will use such payments to recoup front-end sales commissions paid by SFSC to financial intermediaries, together with the costs of financing such payments incurred by SFSC, except to the extent such costs are recovered through contingent deferred sales charges collected by SFSC; salaries and expenses of SFSC’s wholesale sales force, and SFSC’s home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of the Company’s Class D Classes to the public; expenses incurred in advertising, promoting and selling shares of the Company’s Class D Classes to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Company, and any supplement thereto used in connection with the offering of the Company’s Class D shares to the public; expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders, and expenses incurred for state “blue sky” registration fees for the first year of operations of a new Fund.

Under the Plan applicable to the Class S shares of the Short Maturity Government Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class S shares of the Short Maturity Government Fund. SFSC will use such payments to recoup distribution fees paid to financial intermediaries; salaries and expenses of SFSC’s wholesale sales force, and SFSC’s home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of the Company’s shares to the public; expenses incurred in advertising, promoting and selling shares of the Company to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Company, and any supplement thereto used in connection with the offering of the Company’s shares to the public; and expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders.

The Board believes that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Because SFSC receives no other compensation from the Funds, the Board believes it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

The Plans have been approved by the Board, including all the Independent Directors. The Plans must be renewed annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such Directors be done by the Independent Directors. The Plans and any distribution agreement may be terminated at any time, without penalty, by such Directors on 60 days’ written notice. SFSC or any intermediary may also terminate their respective distribution agreement at any time upon written notice.

The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds’ outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

SFSC is required to report in writing to the Board at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Board with such other information as reasonably may be requested in order to enable the Board to make informed determinations of whether the Plans should be continued.

The information under “The Fund Services Agreements” starting on page 43 is deleted and replaced with the following:

SASI is a wholly owned subsidiary of the Advisor. SASI, provides the Funds with certain fund accounting, administration, transfer agency and shareholder relations services. SASI performs the transfer agency responsibilities utilizing the computer system of DST Systems, Inc. (“DST”) on a remote basis.

Effective June 7, 2007, SASI provides administration services, including fund accounting, under an Administration Agreement with the Company. The Administration Agreement provides for the Funds to pay SASI a monthly fee at the annual rate of 0.0375% of the first $4 billion of the Funds’ aggregate average daily net assets; 0.0350% of the next $3 billion of the Funds’ aggregate average daily net assets and 0.0325% of the Funds’ aggregate average daily net assets in excess of $7 billion. The Funds are responsible for all charges of outside pricing services and other out-of-pocket expenses incurred by SASI in connection with the performance of its duties hereunder.

Effective June 7, 2007, SASI provides transfer agency services under a Transfer Agent and Dividend Disbursing Agent Agreement with the Company. SASI’s annual fee for the services provided under the Transfer Agent and Dividend Disbursing Agent Agreement is $2,563,000, plus an amount equal to an annual rate of $15 per shareholder account in excess of 106,500 as of the last day of the month preceding the installment due date, which is paid in twelve monthly installments due on the first day of each month for the preceding month. The base fee of $2,563,000 is subject to increase by an amount not in excess of the percentage increase in the Consumer Price Index, All Urban Consumers, Boston region, as published by the United States Department of Labor for the most recent twelve months for which data are available at the time of the last Company Board of Directors meeting in a fiscal year, or if such figure is not available, a similar measure of general inflation as may be agreed upon by SASI and the Company’s Board of Directors. The amounts of any such increases are subject to specific approval of the Company’s Independent Directors. SASI may also pay sub-transfer agent fees with respect to accounts held at retirement plan recordkeepers and similar intermediaries, which underlie an omnibus-type account on the Funds’ books and records and may be reimbursed by the Funds for such payments at a rate up to 0.18% of such assets.

Prior to June 7, 2007, the Fund Services Agreement provided for the Funds to pay to SASI fixed fees totaling $1,052,625 per year for fund accounting and financial administration services. The Agreements also provided for an annual fee for transfer agency and shareholder relations services to the Company of $2,563,000 plus amounts equal to annual rates of $15 per shareholder account in excess of $106,500 as of the last day of the month preceding the installment due date. Each Fund was also responsible for certain out-of-pocket expenses, such as the DST system and a portfolio accounting system licensed from State Street Bank & Trust Company. The fixed fees were subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board. Fees were payable monthly in arrears. SASI paid sub-transfer agent fees with respect to accounts held at retirement plan recordkeepers and similar intermediaries, which underlie an omnibus-type account on the Funds’ books and records.

Total fees payable to SASI (or its predecessor) under the Fund Services Agreement for the years ended November 30, 2006, 2005 and 2004 were $5,528,508, $5,553,297 and $5,349,790, respectively.

Many Fund shares are owned by certain intermediaries for the benefit of their customers. Because SFSC often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.

SFSC or an affiliate may make payments out of its own resources to intermediaries, including those that sell shares of the Funds, for recordkeeping services as described above under “Payments to Intermediaries”.

Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may, at the direction of a retirement plan’s named fiduciary, be paid for providing services that would otherwise have been performed by SFSC or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments also may be made to offset charges for certain services, such as plan participant communications, provided by SFSC or an affiliate or an unaffiliated third party.

In certain situations where SFSC or an affiliate provides recordkeeping services to a retirement plan, credits may be accrued which may be subsequently drawn down to pay for plan expenses. Credits may be accrued based on investments in particular Funds, or may be awarded for a given period of time. At the direction of a plan sponsor, credits generally may be used to offset certain non-recordkeeping expenses, such as the creation of plan participant communications. Credits also may be used to reimburse plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with plan services provided by a third party.

Pursuant to policies and procedures adopted by the Funds and the Advisor, the Funds and the Advisor may, under certain circumstances, make selective disclosure with respect to a Fund’s portfolio holdings. The Board has approved the policies and procedures adopted by the Funds and has delegated to the Advisor the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures, including compliance with any confidentiality requirements applicable to recipients of portfolio holdings. The Funds’ Chief Compliance Officer has undertaken to report any violations of these policies and procedures, including any confidentiality requirements pursuant to them, to the Board.

Sentinel Asset Management, Inc.’s proxy voting policy beginning on page B-1 is deleted and replaced with the following:

Sentinel Asset Management, Inc.
Proxy Voting Philosophy and Procedures
Revised June, 2007

The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts managed by Sentinel Asset Management, Inc. (SAM). For externally managed accounts, the subadvisor shall maintain its own proxy voting philosophy and policy.

SENTINEL ASSET MANAGEMENT, INC. PROXY VOTING PHILOSOPHY
In the broadest terms, Sentinel Asset Management, Inc. believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts, and votes all proxies with this goal in mind.

Fiduciary Responsibility
Sentinel Asset Management, Inc. has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management. While Sentinel Asset Management, Inc. will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of Sentinel Asset Management, Inc. clients and Sentinel Asset Management, Inc. shareholders.

Using Management Guidance
Sentinel Asset Management, Inc. strives for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations, and that specific conditions at two different companies may at times result in different votes on similar proxy resolutions. Since the quality of management is one of the most important considerations of Sentinel Asset Management, Inc. portfolio managers and analysts when making investments, considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In many cases, unless such recommendations conflict with the interests of SAC shareholders and Sentinel Asset Management, Inc. clients. Individual issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of SAC shareholders and Sentinel Asset Management, Inc. clients, resolution is always in favor of the latter group.

Policy on Board of Directors
Sentinel Asset Management, Inc. believes that meaningful, independent oversight of corporate managers is a vital role of a company’s Board of Directors. To that end, Sentinel Asset Management, Inc. will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance. Votes for director nominees may be withheld in cases with a lack of independence and/or lack of material financial interest in the company.

Policy on Audit Committee
Sentinel Asset Management, Inc. believes that audit committees should be comprised of financially literate, independent directors and shall vote in favor of such proposals. Further, the audit committee should have the exclusive authority to hire independent auditors. Sentinel Asset Management, Inc. will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

Policy on Proxy Contest Defenses/Anti-takeover Measures
Sentinel Asset Management, Inc. generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values. Sentinel Asset Management, Inc. generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, Sentinel Asset Management, Inc. conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that Sentinel Asset Management, Inc. that generally opposes:
•  Classification of the Board of Directors
•  Shareholder rights plans (poison pills)
•  Greenmail
•  Supermajority rules to approve mergers or amend charter or bylaws
•  Authority to place stock with disproportionate voting rights
•  Golden Parachutes

Shareholder resolutions that Sentinel Asset Management, Inc. has generally supported:

•  Rescind or prohibit any of the above-anti-takeover measures
•  Annual voting of directors; repeal classified boards
•  Adoption of confidential voting
•  Adoption of cumulative voting
•  Redeem shareholder rights plans
•  Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure
Sentinel Asset Management, Inc. carefully considers proposals to authorize increased shares, and generally limits authorization to funding needs for the next twelve months or compelling management cases. Sentinel Asset Management, Inc. will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation
Sentinel Asset Management, Inc. believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. Sentinel Asset Management, Inc. will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors. Sentinel Asset Management, Inc. will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision. Although each plan will be voted on a case-by-case basis, Sentinel Asset Management, Inc. will generally vote against plans which do not meet several criteria. Sentinel Asset Management, Inc. standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders. Sentinel Asset Management, Inc. believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers. Sentinel Asset Management, Inc. will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options. Sentinel Asset Management, Inc. may withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings
All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial benefits and acquisition price.

Social and Environmental Issues
In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. Example of such proposals include requests that a company:
•  allow shareholder control of corporate charitable contributions
•  exit the nuclear power business
•  adopt the MacBride Principles
•  adopt the Valdez Principles
•  stop doing business with the US Department of Defense
•  stop using animals for product testing
•  make donations to a pro-life or pro-choice advocate
•  stop donations to a pro-life or pro-choice advocate
•  move its annual meeting to a town with better public transportation

While Sentinel Asset Management, Inc.’s directors, officers, employees and clients may have personal views with respect to each of these and other issues, it is Sentinel Asset Management, Inc.’s corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

Conflict of Interest Policy
Sentinel Asset Management, Inc. will seek to identify material conflicts of interest which may arise between a Fund and Sentinel Asset Management’s business relationships. Such a conflict of interest may arise, for example, where Sentinel Asset Management, Inc., manages assets for a pension plan or other investment account of the company soliciting the proxy, or seeks to serve in such a capacity. A conflict may also arise where the company soliciting the proxy regularly does business with Sentinel Asset Management, Inc., potentially including securities dealers and investment banks. Where, in the judgment of the Chief Compliance Officer, a material conflict of interest exists, Sentinel Asset Management, Inc. will vote proxies in accordance with the following procedures:

(1)	If the proposal to be voted upon is specifically addressed in this Philosophy and Procedures, and does not provide discretion to Sentinel Asset Management, Inc. on how to vote the matter, then the proxy will be voted in accordance with the recommendation of the third party proxy voting agent, and Sentinel Asset Management, Inc. will under no circumstances override that recommendation; and
(2)	If the proposal is not addressed in this Philosophy and Procedures or this Philosophy and Procedures provides Sentinel Asset management, Inc. with discretion on how to vote, then Sentinel Asset Management, inc. will vote in accordance with the third party proxy voting agent’s general recommendation on the proposal.

Policy With Respect to Securities Lending
With respect to securities lending transactions, Sentinel Asset Management, Inc. seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. If Sentinel Asset Management, Inc. determines that a vote involves matters that would have a material effect on the Fund’s investment in securities that are out on loan, it will attempt to recall the Fund’s portfolio securities that are on loan in order to be able to vote proxies relating to such securities.

PROXY VOTING PROCEDURES
Proxies for all accounts are forwarded to a single professional (currently Matthew McGeary) designated by the CEO of Sentinel Asset Management, Inc.. A Corporate Governance and Proxy Voting Committee exists to review potential proxy voting policy changes and to decide the outcome of controversial proxy decisions.

  Upon receipt, proxies are verified to insure that Sentinel Asset Management, Inc. or its affiliates own the shares to be voted as of the record date on the proxy statement, and to cross-check that the number of shares/votes indicated on the proxy is correct. This is verified via Investor Responsibility Research Center (IRRC).
  Every effort is made to insure that proxies are forwarded to Sentinel Asset Management, Inc. by IRRC sufficiently in advance of each company’s annual meeting to allow ample time to research the issues, vote and return the proxy.
  Once all proxies for an individual issue/company have arrived, the specific issues to be voted are researched. IRRC provides Sentinel Asset Management, Inc. with an analysis of the issues based on our stated proxy voting guidelines. This recommendation is taken into consideration in the analysis of each issue; Sentinel Asset Management, Inc. makes the final voting decisions. When, in the judgment of the “designated professional,” the infrequent, controversial item arises on a proxy ballot, s/he will search out the opinions and recommendations of senior management who, acting as a “committee,” will determine the ultimate vote.
  Based on this research, the proxies are voted by the above-noted designee, who has final discretion on individual issues (except as noted above).
  After the proxies have been voted, each individual proxy vote is recorded in IRRC, and a copy filed. IRRC records: actual vote on each resolution, number of shares voted, whether vote was for or against management’s recommendation, and the date the proxy was voted. The copies are filed in the Sentinel Asset Management, Inc. library. This file is maintained electronically and in the investment library for a period of 5 years.